UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

 (Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606-2807

 (Address of principal executive offices) (Zip code)

Keith Weller, Esq.
UBS Asset Management
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Jana L. Cresswell, Esq..
Stradley Ronon Stevens & Young, LLP
2500 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

SMA Relationship Trust

Annual Report | December 31, 2023

Includes:

• Series M

SMA Relationship Trust—Series M

February 5, 2024

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2023.

Portfolio performance

For the 12 months ended December 31, 2023, the Fund returned 5.00%, compared to a 6.40% return for its benchmark, the Bloomberg Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Municipal Managed Money Intermediate (1-17) Index returned 5.69% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.). For more on the Fund's performance, see "Performance at a glance" on page 5.

Market overview

Despite several headwinds, the global economy was resilient and continued to expand during the reporting period. In its January 2024 World Economic Outlook Update—after the reporting period ended—the International Monetary Fund (the "IMF") modestly increased its growth projections versus its update in October 2023. This was due to "greater-than-expected resilience in the United States and several large emerging market and developing economies, as well as fiscal support in China." According to the IMF, 2024 GDP growth in the US is projected to be 2.1% (versus an estimated 2.5% in 2023), 0.9% in the eurozone (versus 0.5% in 2023), 0.6% in the UK (versus 0.5% in 2023), and 0.9% in Japan (versus 1.9% in 2023).

A significant factor impacting the global economy and the financial markets was central bank monetary policy. In July 2023, the US Federal Reserve (the "Fed") raised interest rates to a range between 5.25% and 5.50%, a 22-year high. With inflation continuing to moderate, the Fed then remained on hold from September through December 2023. Then in December, the Fed "pivoted," as it indicated the likely end to rate hikes and penciled in three rate cuts in 2024. Overseas, the European Central Bank raised rates to a record high in September 2023 and the Bank of England hiked rates to a 15-year high in August 2023. With inflation moderating, both central banks held rates steady during the remainder of the year and indicated that rates cuts were possible in 2024. One outlier was the Bank of Japan, as it maintained its accommodative monetary stance.

The overall fixed income market was initially weak and then rallied sharply toward the end of the reporting period. Central bank pivots were the driver of the fixed income market's reversal of fortune. As mentioned, with inflation remaining elevated the Fed raised interest rates through July 2023. With fears of a "higher for longer" interest rate environment, the yield on the US 10-year Treasury briefly breached 5% in October 2023—the first time in 16 years. With the Fed's pivot, the 10-year yield then fell sharply, ending the year at 3.88%. The overall US bond market, as measured by the Bloomberg US Aggregate Index,1 returned 5.50% during the 12-months ended December 31, 2023. In contrast, the municipal ("muni") bond market, as measured by the Bloomberg Municipal Bond Index gained 6.40% over the same period.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team, including
Ryan Nugent
UBS Asset Management
(Americas) Inc.
Oleg Morodokhin
UBS Asset Management
(Americas) Inc.
Lisa DiPaolo
UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  From a yield curve positioning perspective, security selection in the 10-year portion of the curve was beneficial. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  In terms of allocations among states, an overweight in New York, along with overweights and security selection within Texas and Illinois, were additive for returns.

•  Looking at sector allocation, an overweight to hospitals was rewarded.

•  Security selection of muni securities rated BBB contributed to performance.

What didn't work

•  While we increased the portfolio's allocation to the 22+ year portion of the municipal yield curve during the year, we remained underweight versus the benchmark. This detracted from results as this portion of the curve outperformed the benchmark.

•  Underweight positions in New Jersey and Florida negatively impacted relative performance.

•  Underweights in the transportation and leasing sectors detracted from relative returns.

•  An underweight to lower quality BBB-rated securities detracted from relative results as they outperformed their higher quality counterparts. That said, security selection of these securities was additive for returns. Elsewhere, security selection of muni securities rated A was a headwind for performance.

The Fund did not invest in derivatives during the reporting period.

Outlook

The muni market rallied sharply toward the end of 2023 and generated strong results for the year as a whole. Against this backdrop, the muni market began 2024 relatively less attractively valued. Looking ahead, while muni supply is expected to be fairly modest during the first quarter of the year, it could increase starting in the second quarter. In such an environment, we will look to take advantage of supply imbalances to invest in what we feel are compelling opportunities. We believe security selection will remain important and professional investment management will be vital to navigate changing market conditions in 2024.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark Carver President SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Lisa DiPaolo Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

Oleg Morodokhin Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Ryan Nugent Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2023. The views and opinions in the letter were current as of February 5, 2024. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/23	1 year	5 years	10 years
SMA Relationship Trust—Series M	5.00%	2.38%	3.01%
Bloomberg Municipal Bond Index[1]	6.40	2.25	3.03
Bloomberg Municipal Managed Money Intermediate (1-17) Index[2]	5.69	2.19	2.68

1  The Bloomberg Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index comprised of intermediate term bonds (i.e., 1-17 years) of the Bloomberg Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Municipal Bond Index and Bloomberg Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2023.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

December 31, 2023 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you do not incur costs such as (1) transactional costs (as the Fund does not impose sales charges/loads) or (2) ongoing costs (given that management fees and other ordinary operating expenses of the Fund are paid by the Fund's advisor as explained in its prospectus). (You should note, however, that shares of the Fund are made available through various advisory programs, and program fees are not reflected in this example as they are imposed outside the Fund and vary.) These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds if the other funds impose transactional costs.

	Beginning account value July 1, 2023	Ending account value December 31, 2023	Expenses paid during period 07/01/23 to 12/31/23*
Actual	$1,000.00	$1,029.50	N/A
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	N/A

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Fund's advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of the Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

SMA Relationship Trust—Series M

Portfolio statistics and diversification—December 31, 2023 (unaudited)1

Summary of municipal securities by state as a percentage of net assets as of December 31, 2023

Municipal bonds
Alabama	2.7%
Arizona	1.3
California	3.5
Connecticut	0.8
District of Columbia	2.1
Florida	7.9
Illinois	9.9
Maryland	3.5
Massachusetts	5.4
Michigan	0.8
Mississippi	7.2
New Jersey	3.0
New York	20.8
North Carolina	0.6
Ohio	1.5
Oregon	1.0
Pennsylvania	2.4
South Carolina	0.6
Texas	12.1
Virginia	0.3
Washington	8.2
Wisconsin	3.1
Total municipal bonds	98.7
Short-term investments	0.2
Total investments	98.9
Other assets in excess of liabilities	1.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2023

	Face amount	Value
Municipal bonds—98.7%
Alabama—2.7%
Alabama Corrections Institution Finance Authority, Corrections Institution Finance, Revenue Bonds, Series A, 5.000%, due 07/01/38	$3,810,000	$4,301,290
Series A, 5.250%, due 07/01/47	5,000,000	5,526,085
		9,827,375
Arizona—1.3%
Salt River Project Agricultural Improvement & Power District, Arizona Electric System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,225,000	2,448,212
Series A, 5.000%, due 01/01/45	2,000,000	2,205,289
		4,653,501
California—3.5%
City of Los Angeles, Department of Airports, Refunding, Revenue Bonds, Series A, 5.000%, due 05/15/40	2,005,000	2,235,405
Golden State Tobacco Securitization Corp., Asset-Backed, Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/32[1]	2,200,000	2,272,145
Series A, 5.000%, due 06/01/33[1]	1,200,000	1,239,352
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 5.000%, due 10/01/46	1,245,000	1,392,263
State of California, GO Bonds, 5.000%, due 12/01/43	5,000,000	5,583,686
		12,722,851
Connecticut—0.8%
State of Connecticut, Refunding, GO Bonds, Series B, 5.000%, due 05/15/26	2,700,000	2,851,712
District of Columbia—2.1%
District of Columbia, District of Columbia Income Tax Revenue, Refunding, Revenue Bonds, Series C, 5.000%, due 10/01/27	1,765,000	1,933,054
Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds, Series A, 5.000%, due 07/15/45	5,000,000	5,439,772
		7,372,826
	Face amount	Value
Municipal bonds—(continued)
Florida—7.9%
Central Florida Expressway Authority, Refunding, Revenue Bonds, 5.000%, due 07/01/28	$5,720,000	$6,341,324
5.000%, due 07/01/30	2,035,000	2,348,866
Martin County Health Facilities Authority, Martin Memorial Medical Center Obligated Group, Revenue Bonds, 5.000%, due 11/15/45[1]	950,000	965,063
Miami-Dade County Transit System, Revenue Bonds, Series A, 5.000%, due 07/01/43	2,000,000	2,178,128
Orlando Utilities Commission, Revenue Bonds, Series A, 5.000%, due 10/01/48	3,000,000	3,328,093
School Board of Miami-Dade County, Refunding, COP, Series B, 5.000%, due 05/01/26	1,900,000	1,941,724
School District of Broward County, COP, Series A, 5.000%, due 07/01/31	4,595,000	5,271,457
School District of Broward County, Refunding, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,369,826
Series B, 5.000%, due 07/01/30	2,000,000	2,048,444
State of Florida, Board of Education Public Education Capital Outlay, Refunding, GO Bonds, Series A, 5.000%, due 06/01/28	1,560,000	1,737,209
		28,530,134
Illinois—9.9%
Illinois Finance Authority, OSF Healthcare System Obligated Group, Refunding, Revenue Bonds, Series B, 4.100%, due 11/15/37[2]	7,785,000	7,785,000
Illinois State Toll Highway Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,805,000	3,134,592
Series A, 5.000%, due 12/01/32	2,175,000	2,265,181
Series A, 5.000%, due 10/15/48	1,000,000	1,093,700
Series C, 5.000%, due 01/01/29	2,240,000	2,508,236
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.000%, due 01/01/46	1,000,000	1,105,341

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2023

	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Metropolitan Water Reclamation District of Greater Chicago, Refunding, GO Bonds, Series C, 5.000%, due 12/01/26	$1,300,000	$1,386,812
State of Illinois, GO Bonds, Series A, 5.000%, due 12/01/27	1,215,000	1,306,086
Series A, 5.000%, due 03/01/31	2,870,000	3,231,200
Series D, 5.000%, due 11/01/27	5,450,000	5,857,476
State of Illinois, Refunding, GO Bonds, Series C, 4.000%, due 03/01/31	3,500,000	3,693,638
Series D, 5.000%, due 07/01/33	2,000,000	2,273,878
		35,641,140
Maryland—3.5%
County of Anne Arundel, GO Bonds, 5.000%, due 10/01/32	3,995,000	4,849,310
5.000%, due 10/01/32	1,155,000	1,401,991
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	2,000,000	2,279,974
Series A, 5.000%, due 08/01/34	3,540,000	4,192,139
		12,723,414
Massachusetts—5.4%
City of Quincy, GO Notes, 5.000%, due 07/05/24	3,000,000	3,024,715
Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series D, 5.000%, due 07/01/45	2,005,000	2,187,015
Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	2,700,000	2,877,970
Commonwealth of Massachusetts, Refunding, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,392,467
Series E, 5.000%, due 11/01/27	4,505,000	4,949,441
Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds, 4.000%, due 05/01/25	1,730,000	1,749,316
4.000%, due 05/01/25	145,000	147,491
Massachusetts Water Resources Authority, Revenue Bonds, Series B, 5.000%, due 08/01/44	2,000,000	2,193,099
		19,521,514
	Face amount	Value
Municipal bonds—(continued)
Michigan—0.8%
Michigan Finance Authority, Hospital Trinity Health Credit Group, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/25	$1,615,000	$1,681,582
Series A, 5.000%, due 12/01/37	1,000,000	1,055,223
		2,736,805
Mississippi—7.2%
Mississippi Business Finance Corp., Chevron USA, Inc. Project, Revenue Bonds, Series G, 4.150%, due 11/01/35[2]	10,050,000	10,050,000
Series I, 3.950%, due 11/01/35[2]	3,470,000	3,470,000
Mississippi Business Finance Corp., Chevron USA, Inc., Revenue Bonds, Series B, 4.150%, due 11/01/35[2]	800,000	800,000
Series C, 3.950%, due 12/01/30[2]	1,630,000	1,630,000
Series K, 4.150%, due 11/01/35[2]	10,000,000	10,000,000
		25,950,000
New Jersey—3.0%
New Jersey Transportation Trust Fund Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 06/15/30	2,000,000	2,284,871
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series BB, 5.000%, due 06/15/33	2,450,000	2,849,925
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series G, 5.000%, due 01/01/35	2,095,000	2,278,132
New Jersey Turnpike Authority, Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,525,437
		10,938,365
New York—20.8%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/43	4,320,000	4,679,936
Series B-1, 5.000%, due 10/01/36	1,950,000	2,186,898
Subseries D-1, 5.000%, due 12/01/40	3,000,000	3,243,835
Subseries D-1, 5.500%, due 05/01/46	6,000,000	6,938,462
Subseries F-1, 5.000%, due 04/01/40	1,940,000	2,076,846

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2023

	Face amount	Value
Municipal bonds—(continued)
New York—(continued)
New York City Municipal Water Finance Authority, Refunding, Revenue Bonds, Series BB-1, 5.000%, due 06/15/44	$5,300,000	$5,916,899
New York City Municipal Water Finance Authority, Revenue Bonds, 4.100%, due 06/15/43[2]	2,200,000	2,200,000
New York City Municipal Water Finance Authority, Second General Resolution, Refunding, Revenue Bonds, Series EE, 5.000%, due 06/15/36	2,760,000	2,771,338
Series EE, 5.000%, due 06/15/40	3,000,000	3,201,372
Series FF, 5.000%, due 06/15/39	2,195,000	2,365,405
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding, Revenue Bonds, Series A-1, 5.000%, due 11/01/25	4,000,000	4,171,226
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A-2, 5.000%, due 08/01/38	3,000,000	3,183,139
Series A-2, 5.000%, due 08/01/39	1,445,000	1,530,344
New York State Dormitory Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	2,672,515
Series A, 5.000%, due 03/15/44	6,000,000	6,595,471
Series A, 5.000%, due 03/15/46	3,000,000	3,306,320
New York State Dormitory Authority, Revenue Bonds, Series A, 5.000%, due 03/15/43	3,500,000	3,721,602
New York State Dormitory Authority, State of New York Personal Income Tax Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/33	1,185,000	1,248,399
New York State Thruway Authority, Revenue Bonds, Series N, 5.000%, due 01/01/39	1,000,000	1,100,472
New York State Thruway Authority, State of New York Personal Income Tax Revenue, Refunding, Revenue Bonds, 5.000%, due 03/15/42	4,145,000	4,709,416
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Urban Development Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/41	$3,420,000	$3,738,760
Triborough Bridge & Tunnel Authority, Metropolitan Transportation Authority Payroll Mobility Tax Revenue, Revenue Bonds, Series C, 5.000%, due 05/15/47	3,000,000	3,303,323
		74,861,978
North Carolina—0.6%
County of Wake, Revenue Bonds, 5.000%, due 03/01/24	2,065,000	2,071,800
Ohio—1.5%
State of Ohio, Common Schools, Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	5,462,619
Oregon—1.0%
Oregon State Facilities Authority, PeaceHealth Obligated Group, Refunding, Revenue Bonds, Series A, 3.850%, due 08/01/34[2]	1,000,000	1,000,000
Tri-County Metropolitan Transportation District of Oregon, Revenue Bonds, Series A, 5.000%, due 09/01/43[1]	2,500,000	2,728,686
		3,728,686
Pennsylvania—2.4%
City of Philadelphia, Refunding, GO Bonds, 5.000%, due 08/01/24	2,000,000	2,019,041
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding, Revenue Bonds, Series B, 5.000%, due 12/01/46	2,000,000	2,126,233
Pennsylvania Turnpike Commission, Revenue Bonds, Series A-1, 5.000%, due 12/01/46	2,000,000	2,032,738
Series A-2, 5.000%, due 12/01/36	2,220,000	2,431,854
		8,609,866
South Carolina—0.6%
South Carolina Public Service Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/24	1,515,000	1,543,190
Series A, 5.000%, due 12/01/24	485,000	491,616
		2,034,806

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2023

	Face amount	Value
Municipal bonds—(continued)
Texas—12.1%
Alamo Community College District, GO Bonds, 5.000%, due 08/15/24	$1,440,000	$1,458,640
Argyle Independent School District, GO Bonds, 5.000%, due 08/15/47	5,000,000	5,500,426
Austin Community College District, GO Bonds, 5.000%, due 08/01/30[1]	1,000,000	1,033,959
Dallas and Fort Worth International Airport, Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/29	2,500,000	2,843,757
Dallas Independent School District, GO Bonds, 5.000%, due 02/15/33	1,440,000	1,609,449
5.000%, due 02/15/41	1,010,000	1,152,517
5.000%, due 02/15/48	2,000,000	2,212,634
Series A, 5.000%, due 02/15/25	1,000,000	1,024,634
Garland Independent School District, Refunding, GO Bonds, 5.000%, due 02/15/26	2,235,000	2,345,637
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital Obligated Group, Refunding, Revenue Bonds, Series B, 4.100%, due 12/01/59[2]	500,000	500,000
Hutto Independent School District, GO Bonds, 5.000%, due 08/01/48	1,875,000	2,078,772
Lower Colorado River Authority, LCRA Transmission Services, Refunding, Revenue Bonds, 5.000%, due 05/15/31	1,000,000	1,118,287
North Texas Municipal Water District Water System Revenue, Refunding, Revenue Bonds, Series A, 4.000%, due 09/01/30	2,130,000	2,298,900
Northwest Independent School District, GO Bonds, 5.000%, due 02/15/48	2,515,000	2,771,173
Texas Transportation Commission State Highway Fund, Revenue Bonds, Series A, 5.000%, due 04/01/33[1]	7,000,000	7,032,147
Texas Water Development Board, State Revolving Fund, Revenue Bonds, 5.000%, due 08/01/41	1,295,000	1,473,519
Texas Water Development Board, State Water Implementation Revenue Fund for Texas, Revenue Bonds, Series A, 5.000%, due 10/15/37	5,000,000	5,925,976
Series A, 5.000%, due 10/15/38	1,085,000	1,273,734
		43,654,161
Virginia—0.3%
County of Henrico VA Water & Sewer Revenue, Revenue Bonds, 4.000%, due 05/01/39[1]	1,000,000	1,003,544
	Face amount	Value
Municipal bonds—(concluded)
Washington—8.2%
King County School District No 210 Federal Way, GO Bonds, 5.000%, due 12/01/29	$2,430,000	$2,775,730
5.000%, due 12/01/30	3,135,000	3,648,128
King County School District No. 414 Lake Washington, Refunding, GO Bonds, 4.000%, due 12/01/27	4,205,000	4,437,634
State of Washington, GO Bonds, Series 2020-A, 5.000%, due 08/01/43	3,070,000	3,333,685
Series A, 5.000%, due 08/01/43	5,000,000	5,583,112
Series B, 5.000%, due 02/01/36	5,000,000	5,967,558
State of Washington, Refunding, GO Bonds, Series 2016-C, 5.000%, due 07/01/33	1,000,000	1,043,515
Series B, 5.000%, due 08/01/33	1,080,000	1,139,981
Washington State Health Care Facilities Authority, Providence Health & Services, Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,435,750
		29,365,093
Wisconsin—3.1%
State of Wisconsin, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31[1]	1,500,000	1,584,081
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds, Series A, 4.100%, due 02/15/50[2]	9,600,000	9,600,000
		11,184,081
Total municipal bonds (cost—$361,953,691)		355,446,271
	Number of shares
Short-term investments—0.2%
Investment companies—0.2%
State Street Institutional U.S. Government Money Market Fund, 5.316%[3] (cost—$715,869)	715,869	715,869
Total investments (cost—$362,669,560)—98.9%		356,162,140
Other assets in excess of liabilities—1.1%		4,017,610
Net assets—100.0%		$360,179,750

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$355,446,271	$—	$355,446,271
Short-term investments	—	715,869	—	715,869
Total	$—	$356,162,140	$—	$356,162,140

At December 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

2  Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

3  Rates shown reflect yield at December 31, 2023.

Portfolio acronyms

COP  Certificate of Participation

GO  General Obligation

SMA Relationship Trust—Series M

Statement of assets and liabilities
December 31, 2023

Assets:
Investments, at value (cost—$362,669,560)	$356,162,140
Receivable for fund shares sold	188,111
Receivable for interest and dividends	4,387,567
Total assets	360,737,818
Liabilities:
Payable for fund shares redeemed	558,068
Net assets	$360,179,750
Net assets consist of:
Beneficial interest	$371,978,728
Distributable earnings (accumulated losses)	(11,798,978)
Net assets	$360,179,750
Shares outstanding	32,960,038
Net asset value, offering and redemption proceeds per share	$10.93

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Statement of operations
For the year ended December 31, 2023

Investment income:
Interest	$9,150,781
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on investments	(4,594,632)
Net change in unrealized appreciation (depreciation) from investments	13,650,662
Net realized and unrealized gain (loss)	9,056,030
Net increase (decrease) in net assets resulting from operations	$18,206,811

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Statement of changes in net assets

	For the years ended December 31,
	2023	2022
From operations:
Net investment income (loss)	$9,150,781	$6,496,528
Net realized gain (loss)	(4,594,632)	(696,926)
Net change in unrealized appreciation (depreciation)	13,650,662	(31,603,782)
Net increase (decrease) in net assets resulting from operations	18,206,811	(25,804,180)
Total distributions	(9,172,827)	(6,539,192)
From beneficial interest transactions:
Proceeds from shares sold	103,354,769	218,472,255
Cost of shares redeemed	(131,883,326)	(183,872,274)
Shares issued on reinvestment of dividends and distributions	995	—
Net increase (decrease) in net assets from beneficial interest transactions	(28,527,562)	34,599,981
Net increase (decrease) in net assets	(19,493,578)	2,256,609
Net assets:
Beginning of year	379,673,328	377,416,719
End of year	$360,179,750	$379,673,328

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.68	$11.66	$11.81	$11.57	$11.07
Net investment income (loss)[1]	0.27	0.19	0.18	0.26	0.28
Net realized and unrealized gain (loss)	0.25	(0.98)	(0.07)	0.39	0.56
Net increase (decrease) from operations	0.52	(0.79)	0.11	0.65	0.84
Dividends from net investment income	(0.27)	(0.19)	(0.18)	(0.26)	(0.28)
Distributions from net realized gains	—	—	(0.08)	(0.15)	(0.06)
Total dividends and distributions	(0.27)	(0.19)	(0.26)	(0.41)	(0.34)
Net asset value, end of year	$10.93	$10.68	$11.66	$11.81	$11.57
Total investment return[2]	5.00%	(6.76)%	0.96%	5.71%	7.66%
Ratios to average net assets:
Net investment income (loss)	2.55%	1.77%	1.55%	2.22%	2.47%
Supplemental data:
Net assets, end of year (000's)	$360,180	$379,673	$377,417	$252,218	$253,468
Portfolio turnover[3]	21%	21%	18%	29%	39%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  The calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering one series.

The Trust has one series available for investment, Series M (the "Fund"). The Fund is classified as a non-diversified investment company for purposes of the 1940 Act. The investment objective of the Fund is to seek total return consisting of capital appreciation and current income exempt from federal income tax. The Fund pursues its investment objective by investing primarily in municipal bonds.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts and the Fund expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Fund's current shareholder reports, including the Fund's investment portfolio, financial statements and financial highlights, will not appear in the tailored shareholder report but will be filed on a semiannual basis on Form N-CSR. This information will be available online, mailed upon request and filed on a semiannual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Fund until the 2024 semi-annual shareholder report.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the specific identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP.

SMA Relationship Trust—Series M

Notes to financial statements

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by UBS AM as the valuation designee appointed by the Fund's Board of Trustees (the "Board") pursuant to Rule 2a-5 under the 1940 Act. Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS

SMA Relationship Trust—Series M

Notes to financial statements

AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third party pricing services. UBS AM has engaged the Equities, Fixed Income and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value with unobservable inputs involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's Portfolio of investments.

Investment advisory and administration fees and other transactions with affiliates

The Fund's Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Fund. Pursuant to the Advisory Contract, the Fund will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Fund) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program.

SMA Relationship Trust—Series M

Notes to financial statements

The Fund may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2023, if any, have been included near the end of the Fund's Portfolio of investments.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing of the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2023, the Fund did not have any securities on loan.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2023, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended December 31, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $67,930,260 and $100,062,818, respectively. The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

SMA Relationship Trust—Series M

Notes to financial statements

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for the Fund were as follows:

	For the year ended December 31, 2023	For the year ended December 31, 2022
Shares sold	9,641,351	20,233,489
Shares repurchased	(12,244,891)	(17,047,163)
Dividends reinvested	92	—
Net increase (decrease) in shares outstanding	(2,603,448)	3,186,326

Federal tax status

It is the Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

Distributions paid from:	2023	2022
Tax-exempt income	$8,989,917	$6,507,670
Ordinary Income	182,910	31,522

Aggregate cost for federal income tax purposes, including derivatives (if any), was $362,669,560; and net unrealized appreciation (depreciation), including derivatives (if any) consisted of:

Gross unrealized appreciation	$2,740,282
Gross unrealized depreciation	(9,247,702)
Net unrealized appreciation (depreciation)	(6,507,420)

At December 31, 2023, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Fund's net assets as follows:

Distributable earnings (losses)	$22,046
Beneficial Interest	(22,046)

This difference is primarily due to distributions in excess of current earnings.

At December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated realized capital and other losses	$(5,291,558)
Net unrealized appreciation of investments	(6,507,420)
Total accumulated earnings (deficit)	(11,798,978)

SMA Relationship Trust—Series M

Notes to financial statements

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as shortterm and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Losses incurred that will be carried forward indefinitely are as follows:

Short-term losses	$(401,600)
Long-term losses	(4,889,958)
Net capital losses	(5,291,558)

During the fiscal year ended, the Fund did not utilize any capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of December 31, 2023, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund's policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Each of the tax years in the four year fiscal period ended December 31, 2023, remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust—Series M

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of
SMA Relationship Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Series M (the "Fund") (the sole fund constituting SMA Relationship Trust (the "Trust")), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting SMA Relationship Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
February 26, 2024

SMA Relationship Trust—Series M

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gain	Foreign tax credit
Series M	$—	$—	$—

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

SMA Relationship Trust—Series M

General information (unaudited)

Quarterly portfolio schedule

The Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Shareholder meeting results

A special meeting of shareholders of Series M of SMA Relationship Trust (the "Trust") was held on Tuesday, November 21, 2023 (the "Meeting"). The Meeting was held for the following purposes:

1.  To elect four Trustees to the Board of Trustees of the Trust;

2.  To approve changes to certain of the Fund's fundamental investment restrictions;

3.  To allow the Board to amend the Fund's investment objective without Shareholder approval;

4.  To adopt a "manager of managers" investment advisory structure for the Fund whereby UBS Asset Management (Americas) Inc., the Fund's investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

Proposal 1. Trustees were elected by shareholders of SMA Relationship Trust. The results of voting were as follows:

	Votes For	Votes Withheld
Adela Cepeda	33,594,444.962	30,583.516
Rodrigo Garcia	33,608,172.505	16,855.973
Muhammad Gigani	33,594,444.962	30,583.516
Abbie. J. Smith	33,551,360.311	73,668.167

Proposal 2. The Fund did not receive sufficient shareholder votes to pass Proposals 2.A-2.E. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Proposal 2.A. To Approve Changes to the Fund's Fundamental Investment Restriction Regarding Borrowing	1,471,760.813	137,562.826	26,124.835	31,989,580.004
Proposal 2.B. To Approve Changes to the Fund's Fundamental Investment Restriction Regarding Issuing Senior Securities	1,513,165.515	96,158.124	26,124.835	31,989,580.004
Proposal 2.C. To Approve Changes to the Fund's Fundamental Investment Restriction Regarding Real Estate	1,524,521.333	73,161.731	37,765.410	31,989,580.004
Proposal 2.D. To Approve Changes to the Fund's Fundamental Investment Restriction Regarding Commodities	1,522,434.365	86,889.274	26,124.835	31,989,580.004
Proposal 2.E. To Approve Changes to the Fund's Fundamental Investment Restriction Regarding Making Loans	1,471,760.813	137,562.826	26,124.835	31,989,580.004

Proposal 3. The Fund did not receive sufficient shareholder votes to pass Proposal 3. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
To Allow the Board of Trustees to Amend the Fund's Investment Objective without Shareholder Approval	1,275,918.674	226,488.152	133,041.648	31,989,580.004

Proposal 4. The Fund did not receive sufficient shareholder votes to pass Proposal 4. The results of voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
To Adopt a "Manager-of-Managers" Investment Advisory Structure	1,511,738.803	89,432.613	34,277.058	31,989,580.004

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 65 c/o Keith A. Weller, Fund Secretary, UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (From 2016-2019).	Ms. Cepeda is a trustee of two investment companies (consisting of 11 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.) as well as a member of the audit, trust and capital committees, director of the Mercer Funds (7 portfolios) (since 2005) as well as a member of the nominations and governance and audit committees and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Muhammad Gigani; 46 c/o Keith A. Weller, Fund Secretary, UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021

Mr. Gigani is a Vice President—Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Mr. Gigani is a trustee (since 2021) for the Adler Planetarium (non-profit). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (non-profit) (from 2016 to 2018). Mr. Gigani is a Certified Public Accountant (CPA).

				Mr. Gigani is a trustee of two investment companies (consisting of 11 portfolios) for which UBS AM serves as investment advisor or manager.	None.

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Rodrigo Garcia; 42 c/o Keith A. Weller, Fund Secretary, UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since November 2023

Mr. Garcia is US President (since 2023) and Global Chief Financial Officer (since 2022) of Talipot Holdings (single family office). He is also a board member of Latino Media Network, Inc. (since 2023), Canela Media, Inc. (since 2022) and Neurocytonix, Inc. (since 2022). Formerly, Mr. Garcia was a partner and Chief Investment Officer of BeDoWin360 Capital (from 2021-2022) and served as Deputy State Treasurer and Chief Investment Officer (2018-2021) and Chief Financial Officer and Chief Investment Officer (from 2015-2018) for the State of Illinois. Formerly, he has held roles for the Illinois Department of Veteran Affairs, Federal Reserve Bank of Chicago, and Morgan Stan- ley & Co., Inc. Mr. Garcia was also an Adjunct Professor in Public Finance at Northwestern University (2020-2022). Mr. Garcia is a certified treasury professional (CTP®).

				Mr. Garcia is a trustee of two investment companies (consisting of 11 portfolios) for which UBS AM serves as investment advisor or manager.	None.

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 70 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of two investment companies (consisting of 11 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (office furniture) (formerly lead director (from 2014- 2017) and audit committee member and chair. Ms. Smith is also a director (since 2003) of Ryder System, Inc. (transportation, logistics and supply-chain management) and a member of the audit and finance committees. She was chair of the audit committee until 2015 and is currently chair of the finance committee of Ryder System, Inc. In addition, Ms. Smith is a trustee/director (since 2000) and a chair of the audit committee (Chair since 2022) of the Dimensional Mutual Funds complex (a total of 123 funds in 4 investment companies) and of Dimensional ETF Trust with 38 ETFs.

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region.") Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC serves as investment advisor or manager. Ms. Bubloski is a vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mark Carver***; 60	President	Since October 2023

Mr. Carver is an executive director and senior member of UBS AM's Americas Products team (since rejoining UBS in 2022). In addition to his Fund Board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 45	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 66	Vice President and Assistant Secretary	Since 2002 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal advisor (since 2023). Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region including general counsel (2004 through 2019 and 2021 to 2023) (prior to which he was senior legal counsel (2019-2020 and 2021)), Interim Head of Asia Pacific Legal (2020-2021) and Interim Head of Compliance and Operational Risk Control (2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary (from 2004 until 2022) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 55	Vice President, Treasurer and Principal Accounting Officer	Since 2006 (Vice President) and Since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust—Series M

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Leesa Merrill**; 45	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until March 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders***; 58	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 39	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director (from 2019 until March 2023)) and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel (from 2017 through 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 62	Vice President and Secretary	Since 2004 (Vice President) and Since 2019 (Secretary)

Mr. Weller is an executive director and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as an investment advisor or administrator.

*  This person's business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 787 Seventh Avenue, New York, NY 10019.

1  Each trustee holds office for an indefinite term. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

Trustees

Adela Cepeda
Chairperson

Rodrigo Garcia

Muhammad Gigani

Abbie J. Smith

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or represen- tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2024 UBS Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S303

(b)  Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Muhammad Gigani. Mr. Gigani is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $38,883 and $37,031, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $1,892 and $1,892, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2023 and 2022 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,025 and $9,025 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2023 and December 31, 2022, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2023 and December 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by E&Y of $1,113,936 and $1,116,117, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2023	2022
Covered Services	$10,917	$10,917
Non-Covered Services	$1,103,019	$1,105,200

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2024

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2024